                                   PROSPECTUS

                                      FOR

                         METROPOLITAN SERIES FUND, INC.

                               September 1, 2000

The investment options currently offered by the Metropolitan Series Fund (the "Fund") are:

Putnam International   Putnam Large Cap
Stock Portfolio        Growth Portfolio
(formerly
Santander
International
Stock Portfolio)


                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                        Page
                                                                      in this
   Subject                                                           Prospectus
   -------                                                           ----------
   Risk/Return Summary..............................................      2
   Performance and Volatility.......................................      3
   About the Investment Managers....................................      5
   Portfolio Turnover Rates.........................................      7
   Dividends, Distributions and Taxes...............................      7
   General Information About the Fund and its Purpose...............      7
   Sale and Redemption of Shares....................................      8
   Financial Highlights.............................................      9
   Appendix A--Portfolio Manager Prior Performance..................     11
   Appendix B--Certain Investment Practices.........................     12
   Appendix C--Description of Some Investments, Techniques, and
    Risks...........................................................     15

As with all mutual fund shares, neither the Securities and Exchange Commission nor any state securities authority have approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense.

                               [LOGO OF METLIFE]

                          [LOGO OF PUTNAM INVESTMENTS]

Carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to either Portfolio.

Risk/Return Summary

About Both the Portfolios

Each Portfolio of the Fund has its own investment objective. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios. The loss of money is a risk of investing in the Fund.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in Appendix B and C to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

Putnam International Stock Portfolio

About the Putnam International Stock Portfolio:
(formerly, the Santander International Stock Portfolio).

Investment objective: long-term growth of capital.

Principal investment strategies: The Portfolio normally invests mostly in the common stocks of companies outside the United States. The portfolio manager selects countries and industries it believes are attractive. The portfolio manager then seeks stocks offering opportunity for gain. These may include both growth and value stocks. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. The Portfolio will usually be invested in issuers located in at least three countries, not including the U.S. Under normal conditions, the Portfolio will not invest more than 15% of its net assets in the equity securities of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

Principal risks: The risks described after the following captions under "Principal Risks of Investing in the Fund:" Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" "Value investing;" and "Growth investing." Volatility may be indicative of risk. Please refer to the discussion under "Performance and Volatility."

Putnam Large Cap Growth Portfolio

About the Putnam Large Cap Growth Portfolio:

Investment objective: capital appreciation.

Principal investment strategies: The portfolio normally invests in the common stocks of U.S. companies, with a focus on growth stocks. The portfolio managers look for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in a relatively small number of companies that the managers believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The Portfolio invests mainly in large companies.

Principal risks: Since the Portfolio invests in fewer issuers than a fund that invests more broadly, there is vulnerablility to factors affecting a single investment that can result in greater Portfolio losses and volatility. The Portfolio's other principal risks are described after the following captions under "Principal Risks of Investing in the Fund:" "Equity investing;" "Investing in larger companies;" "Investing in securities of foreign issuers;" and "Growth investing." Volatility may be indicative of risk.

Performance and Volatility

The following table and chart are provided to illustrate the variability of the investment returns that the Putman International Stock Portfolio has earned in the past.
 . Average annual total return measures the Portfolio's performance over time, and compares those returns to a representative index. Periods of 1, 5, and since inception are presented.
 . The graph of year-by-year returns examines volatility by illustrating the
  Portfolio's historic highs and lows, as well as the consistency of returns.
 . Return calculations do not reflect insurance product fees or other charges, and if included these charges would reduce the Portfolio's past performance. Also, past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [GRAPH]
                         Putnam International Stock1
----------------------------------------------------
               Investment Resuts
          Average Annual Total Returns
                           As of December 31, 1999
                        ----------------------------
                        1 Year    5 Years  Inception
                        ------    -------  ---------
Santander
International Stock     16.44%     6.66%     7.80%
----------------------------------------------------
MSCI EAFE               29.96%    12.83%    10.07%
----------------------------------------------------
92     -10.21
93      47.76
94       5.08
95       0.84
96      -1.77
97      -2.34
98      22.56
99      16.44
During the period shown in the bar chart, the highest return for a quarter was 19.4% (quarter ended March 31, 1993) and the lowest return for a quarter was -12.8% (quarter ended September 30, 1998).
--------
1. Putnam became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Performance for all prior periods reflects results under other sub-investment managers.

                            Putnam Large Cap Growth

       Since the Portfolio did not commence operations until May 1, 2000, no volatility or performance information is available.

Principal Risks of Investing in the Fund

Carefully review the principal risks associated with investing in the Portfolios.

The following briefly describes the principal risks that are associated with the Putnam International Stock Portfolio or the Putnam Large Cap Growth Portfolio.

Equity investing: Portfolios that invest in equities could lose money due to sudden unpredictable drops in value and the potential for periods of lackluster performance. Such adverse developments could result from general market or economic conditions and/or developments at a particular company that the portfolio managers do not foresee or circumstances that they do not evaluate correctly. Historically, investments in equities have been more volatile than many other investments.

This is a principal risk for both the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Investing in larger companies: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

This is a principal risk for both the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Investing in securities of foreign issuers: Investments in securities that are traded outside the U.S. have additional risks beyond those of investing in U.S. securities. Foreign securities are frequently more volatile and less liquid than their U.S. counterparts for reasons that may include unstable political and economic climates, lack of standardized accounting practices, limited information available to investors and smaller markets that are more sensitive to trading activity. Also, changes in currency exchange rates have the potential of reducing gains or creating losses. There also can be risks of expropriation, currency controls, foreign taxation or withholding, and less secure procedures for transacting business in securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

This is a principal risk for the Putnam International Stock Portfolio.

Value investing: This investment approach has additional risk associated with it because the portfolio manager's judgement that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

This is a principal risk for the Putnam International Stock Portfolio.

Growth investing: This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

This is a principal risk for both the Putnam International Stock Portfolio and the Putnam Large Cap Growth Portfolio.

Defensive Strategies

The portfolio managers generally may use defensive strategies. These include holding greater cash positions, short-term money market instruments or similar investments that are not within the Portfolio's usual investment strategy, but do not violate any prohibition to which the Portfolio is subject. Portfolio managers may use defensive strategies when they believe that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities. Adopting a defensive position, however, can mean that a Portfolio would be unable to meet its investment objective.

About The Investment Managers

About MetLife

Metropolitan Life Insurance Company ("MetLife") has overall responsibility for investment management for each Portfolio. (MetLife also performs general administrative and management services for the Fund.) In addition, MetLife is the Fund's principal underwriter and distributor. MetLife also manages its own investment assets and those of certain affiliated companies and other entities. MetLife is a life insurance company which sells insurance policies and annuity contracts. As of March 31, 2000 MetLife had $429 billion in assets under management. This includes assets managed by the Nvest Companies. MetLife has agreed to sell its interests in these companies. MetLife is the parent of Cova Financial Services Life Insurance Company.

Portfolio management of the Putnam Portfolios

Putnam Investment Management, Inc. ("Putnam") is the sub-investment manager of the Putnam Portfolios. Putnam, a Massachusetts corporation, has managed mutual funds since 1937. As of December 31, 1999, Putnam and its affiliates managed in excess of $391 billion of retail and institutional investors worldwide. All of the outstanding voting and nonvoting securities of Putnam are held of record by Putnam Investments, Inc., which is, in turn, except for a minority interest owned by employees, owned by Marsh & McLennan Companies, Inc., an NYSE listed public company whose business is insurance brokerage, investment management and consulting.

The following gives you information on the portfolio managers for the Putnam Portfolios:.

Putnam International Stock Portfolio:

The Portfolio is managed by Putnam's Core International team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996. Prior to 1996, Mr. Kamshad was employed at Lombard Odier International Portfolio Management Limited. Prior to April, 1995 he was employed at Baring Asset Management Company. He also has portfolio management responsibilities on the Putnam teams that manage European Core, Global Core, and Core International Small Cap institutional portfolios.

Until January 24, 2000, Santander Global Advisors, Inc. ("Santander") was the sub-investment manager for the Portfolio (then known as the Santander International Stock Portfolio). On January 11, 2000, the Board of Directors of the Fund voted to terminate the sub-investment management agreement with Santander relating to the Portfolio effective January 24, 2000. The Board also voted to retain Putnam as the new sub-investment manager effective the same date. The shareholders of the Portfolio approved Putnam as the new sub-investment manager at a special meeting of shareholders on March 31, 2000.

Putnam Large Cap Growth Portfolio:

The Portfolio is managed by Putnam's Large Cap Growth team, with Jeffrey R. Lindsey, Senior Vice President, as the lead manager. Mr. Lindsey has been employed by Putnam since 1994. He is responsible for Core Growth Equity and Concentrated Growth Equity institutional portfolios, is lead manager of Putnam Growth Opportunities Fund and co-manager of Voyager II and New Opportunities Fund.

Investment Management Fees

The Fund pays MetLife monthly for its investment management services. MetLife pays Putnam for its investment management services to each Portfolio. There is no separate charge to the Fund for such services.

The following table shows the investment management and sub-investment management fees for the year ending December 31, 1999 as an annual percentage of the average daily net assets of the Putnam International Stock Portfolio.

                                                                       % of Average
                                                                     Daily Net Assets
                                        % of Average                     Paid by
                                      Daily Net Assets                  Investment
                                          Paid to                       Manager to
                                         Investment                   Sub-Investment
Portfolio                                 Manager                        Manager
-------------------------------------------------------------------------------------
Putnam International Stock/1/               .75%                           .55%

The Putnam Large Cap Growth Portfolio did not commence operations until May 1, 2000. The following shows the investment management and sub-investment management fee schedules as an annual percentage of the average daily net assets of that Portfolio.

                                                                    % per
                                      % per                         annum
                                      annum                        Paid to
                       Average       paid to        Average          Sub-
                      Daily Net     Investment     Daily Net      Investment
Portfolio              Assets        Manager         Assets        Manager
----------------------------------------------------------------------------
Putnam Large Cap  1st $500 million     .80%    first $150 million    .50%
Growth            next $500 million    .75%    next $150 million     .45%
                  over $1 billion      .70%    over $300 million     .35%

/1/For the year ending December 31, 1999, Santander Global Advisors, Inc. ("Santander") was sub-investment manager. Beginning January 24, 2000, Putnam replaced Santander as sub-investment manager. MetLife paid all sub-investment management fees to Santander.

Fund Expenses

The Fund is responsible for paying its own expenses. However, MetLife voluntarily pays expenses of the Putnam Large Cap Growth Portfolio in excess of
 .20% of the average net assets of that Portfolio until the earlier of either total net assets of the Portfolio reaching $100 million or July 1, 2002:

Expenses for this purpose exclude the investment management fees payable to MetLife, brokerage commissions on portfolio transactions (including any other direct costs related to portfolio investment transactions), taxes, interest and other loan costs owed by the Fund and any unusual one-time expenses (such as legal related expenses).

These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife also has the right to stop these payments at any time upon notice to the Board of Directors and to Fund shareholders.

Portfolio Turnover Rates

The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and client contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for all of the Portfolios are set forth in the Prospectus under the Financial Highlights.

Dividends, Distributions and Taxes

Dividends are reinvested.

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under variable life insurance and annuity contracts. Under these rules, shares of the Fund will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Fund shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

General Information about the Fund and its Purpose

The Fund is an open-end management investment company (or "mutual fund"). The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments.

The Fund offers its shares to MetLife and its affiliated insurance companies ("Insurance Companies"), including Cova Financial Services Life Insurance Company. The Insurance Companies hold the Fund's shares in separate accounts that they use to support variable life insurance policies and variable annuity contracts (together, the "Contracts"). Not all of the Portfolios of the Fund are available to each of these separate accounts. An Insurance Company holding Fund shares for a separate account has different rights from those of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to the Insurance Companies, and not to any Contract owner.

Contract owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios.

Within limitations described in the appropriate Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolios. See the prospectus which is attached at the front of this Prospectus for a description of (a) the Contract, (b) the Portfolios of the Fund that are available under that Contract and (c) the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

It is conceivable that in the future it may be disadvantageous for different types of variable life insurance and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund and the Insurance Companies do not currently foresee any such disadvantages. The Fund's Board of Directors intends to monitor for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

Sale and Redemption of Shares

Fund shares are available only through variable life and variable annuity contracts.

Shares are sold and redeemed at a price equal to the net asset value without any sales charges. The Insurance Companies purchase or redeem shares of each Portfolio, based on, among other things: (a) the amount of net Contract premiums or purchase payments transferred to the separate accounts; (b) transfers to or from separate account investment divisions; (c) policy loans;
(d) loan repayments; and (e) benefit payments to be effected on a given date under the Contracts. Generally, these purchases and redemptions are priced using the Portfolio net asset value computed for the same date and time as are used to price the corresponding Contract transaction.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (a) requested an exchange out of the Portfolios within two weeks of an earlier exchange request, or (b) exchanged shares out of the Portfolios more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of the Portfolios net assets, or (d) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

Each Portfolio's net asset value per share is calculated by taking its assets (including dividends and interest received or accrued), deducting its liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of the Portfolio's outstanding shares. To determine the value of a Portfolio's assets, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date.

Securities, options and futures contracts held by the Portfolios are valued at market value. Short-term debt instruments with a maturity of 60 days or less held by all Portfolios are valued on an amortized cost basis. When market quotations are not readily available for securities and assets, or when the Board of Directors determines that customary pricing procedures would result in an unreliable valuation, they are valued at fair value as determined by the Board of Directors. Such a fair value procedure could be followed, for example, if (a) an event occurs after the time of the most recent available market quotations that is likely to have affected the value of those securities or (b) such market quotations for other reasons do not reflect information material to the value of those securities. The possibility of fair value pricing means that changes in a Portfolio's net asset value may not always correspond to changes in quoted prices of a Portfolio's investments.

A Portfolio's net asset value per share is determined once daily.

A Portfolio's net asset value per share is determined once daily immediately after any dividends are declared and is currently determined at the close of regular trading on the New York Stock Exchange. When it is open, regular trading on the New York Stock Exchange usually ends at 4:00 p.m., Eastern time. The net asset value may also be determined on days when the New York Stock Exchange is closed when there has been trading in a Portfolio's securities which would result in a material change in the net asset value.

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years, or since inception of the Portfolio if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that a shareholder would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS

The table below has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto. For further information about the performance of the Portfolios, see the Fund's December 31, 1999 Management Discussion and Analysis which appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information.

         Selected Data For a Share of Capital                         SANTANDER INTERNATIONAL STOCK PORTFOLIO +
                                                          ----------------------------------------------------------------------
         Stock Outstanding Throughout Period:                                  YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                            1999           1998           1997           1996           1995
                                                          ----------     ----------     ----------     ----------     ----------
         -----------------------------------------------------------------------------------------------------------------------
         NET ASSET VALUE: Beginning of period              $14.14         $11.67         $11.95         $12.29         $12.30
         -----------------------------------------------------------------------------------------------------------------------
         Investment Operations:
          Net investment income                              0.13           0.13           0.10           0.07           0.03
          Net realized and unrealized gain/(loss)            2.05           2.50          (0.38)         (0.28)          0.07
                                                          ----------     ----------     ----------     ----------     ----------
          Total From Investment Operations                   2.18           2.63          (0.28)         (0.21)          0.10
                                                          ----------     ----------     ----------     ----------     ----------

         Less Distributions:
          Dividends from net investment income              (0.13)         (0.16)            --             --          (0.04)
          Distributions from net realized capital gains     (2.32)            --             --          (0.13)         (0.07)
                                                          ----------     ----------     ----------     ----------     ----------
          Total Distributions..                             (2.45)         (0.16)            --          (0.13)         (0.11)
                                                          ----------     ----------     ----------     ----------     ----------
         -----------------------------------------------------------------------------------------------------------------------
         NET ASSET VALUE: End of period                    $13.87         $14.14         $11.67         $11.95         $12.29
         -----------------------------------------------------------------------------------------------------------------------
          Total return.........                             16.44%         22.56%         (2.34)%        (1.77)%         0.84

          Net assets at end of period (000's)            $317,831       $297,381       $267,089       $303,826       $297,461

         Supplemental Data/Significant Ratios:
          Operating expenses to average net assets           0.97%          1.02%          1.03%          0.97%          1.01%
          Net investment income to average net assets        0.95%          0.87%          0.77%          0.56%          0.21%
          Portfolio turnover (1)                            86.77%        156.32%        182.11%        116.67%         86.24%

---------------------
+ Now, Putnam International Stock Portfolio.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 are as follows:

         Portfolio                         Purchases        Sales of Securities
         ---------                         ---------        -------------------
         Santander International Stock..  $255,774,543          $281,516,698


 See Notes to Financial Statements.

Appendix A To Prospectus

Portfolio Manager Prior Performance

Because Putnam Large Cap Growth did not commence operations until May 1, 2000, no performance history is available for this Portfolio. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended December 31, 1999 (or since inception if more recent) for certain similar accounts that are managed by the same sub-investment manager as is this Portfolio. Year-to-date information is also given for the two months ended February 29, 2000. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The tables also show the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally each table also shows the Portfolio over the period of its existence.

The sub-investment manager has represented to the Fund that, except as otherwise noted, the similar accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio, (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio and (c) are otherwise deemed sufficiently comparable to warrant including their performance.

The similar accounts are shown for illustrative purposes only and do not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from other accounts managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of such other accounts.

The performance figures set forth below do not reflect any of the charges and deductions under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio. Such charges are discussed in detail in the appropriate Contract prospectus.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF THE TABLE.

Putnam

                             Putnam          Lipper
                             Growth      Variable Funds
  Total Return for        Opportunities Underlying Growth            Putnam Large Cap
 Period (unaudited)          Fund/1/    Funds Average/2/  S&P 500/2/ Growth Portfolio
 ------------------       ------------- ----------------- ---------- ----------------
 Year to Date (ended
  2/29/2000)                  1.78%           1.73%         -6.82%         --
 One Year (12/31/98 to
  12/31/99)                  51.37%          29.97%         21.04%         --
 Three Year (12/31/96 to
  12/31/99, annualized)      46.62%          26.79%         27.56%         --
 10/2/95 to 12/99,
  annualized (since
  inception of the
  Putnam Growth
  Opportunities Fund)        38.20%          23.13%         26.55%         --

--------
/1/ As of December 31, 1999 the Putnam Growth Opportunities Fund, a mutual fund, had assets of $5.3 billion. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results.

/2/ The Lipper Variable Funds Underlying Growth Funds Average represents the average total return based on net asset values of all underlying growth funds. The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. Performance for the indices has been obtained from public sources and has not been audited.

Appendix B To Prospectus

Certain Investment Practices

The Table that follows sets forth certain investment practices in which some or all of the Portfolios may engage. These practices will not be the primary activity of any Portfolio, however, except if noted under "Risk/Return Summary" in the Prospectus. The following Portfolio numbers are used in the table:

 Portfolio                                        Portfolio
  Number   Portfolio Name                          Number   Portfolio Name
 --------- --------------                         --------- --------------
    1.     Putnam International Stock                2.     Putnam Large Cap Growth


                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
   1     Sell covered call options on securities and    Both          None
         stock indices as a hedge against or to
         minimize anticipated loss in value.
----------------------------------------------------------------------------------------------------
   2     Sell covered put options on securities and     Both          None
         stock indices to earn additional income, as a
         hedge against or to minimize anticipated loss
         in value.
----------------------------------------------------------------------------------------------------
   3     Sell covered put and covered call options on   1             None
         currencies as a hedge against anticipated
         declines in currency exchange rates in which
         securities are held or to be purchased or to
         earn additional income.
----------------------------------------------------------------------------------------------------
   4     Purchase put options on securities and         Both          None
         indices that correlate with a Portfolio's
         securities for defensive purposes in order to
         protect against anticipated declines in
         values.
----------------------------------------------------------------------------------------------------
   5     Purchase call options on securities and        Both          None
         indices that correlate with that Portfolio's
         securities.
----------------------------------------------------------------------------------------------------
   6     Purchase put options on currencies for         1             None
         defensive purposes in order to protect
         against anticipated declines in values on
         currencies in which a Portfolio's securities
         are or may be denominated.
----------------------------------------------------------------------------------------------------
   7     Purchase call options on currencies that       1             None
         correlate with the currencies in which the
         Portfolio's securities may be denominated.
----------------------------------------------------------------------------------------------------
   8     Purchase and sell otherwise permitted stock,   1             None
         currency, and index put and call options
         "over-the-counter" (rather than only on
         established exchanges).
----------------------------------------------------------------------------------------------------
   9     Purchase and sell futures contracts (on        Both          Combined limit on the sum of
         recognized futures exchanges) on debt                        the initial margin for
         securities and indices of debt securities as                 futures and options sold on
         a hedge against or to minimize adverse                       futures, plus premiums paid
         principal fluctuations resulting from                        for unexpired options on
         anticipated interest rate changes or to                      futures, is 5% of total
         adjust exposure to the bond market.                          assets (excluding "in the
                                                                      money" as defined by the
                                                                      Commodity Futures Trading
                                                                      Commission)
----------------------------------------------------------------------------------------------------
  10     Purchase and sell future contracts (on         Both          Same as Item 9
         recognized futures exchanges) on equity
         securities or stock indices as a hedge or to
         enhance return.
----------------------------------------------------------------------------------------------------
  11     Purchase and sell currency futures contracts   1             Same as Item 9
         (on recognized futures exchanges) as a hedge
         or to adjust exposure to the currency market.
----------------------------------------------------------------------------------------------------
  12     Sell covered call options on and purchase put  Both          Same as Item 9
         and call options contracts on futures
         contracts (on recognized futures exchanges)
         of the type and for the same reasons the
         Portfolio is permitted to enter futures
         contracts.
----------------------------------------------------------------------------------------------------
  13     Sell covered put options on futures contracts  Both          Same as Item 9
         (on recognized futures exchanges) of the type
         and for the same reasons the Portfolio is
         permitted to enter into futures contracts.

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  14     Enter into forward foreign currency exchange   Both          None
         contracts to hedge currency risk relating to
         securities denominated, exposed to, or traded
         in a foreign currency in which the Portfolio
         may invest.
----------------------------------------------------------------------------------------------------
  15     Enter into forward foreign currency exchange   1             5% of total assets
         contracts for non hedging purposes.
----------------------------------------------------------------------------------------------------
  16     Enter into transactions to offset or close     Both          None
         out any of the above.
----------------------------------------------------------------------------------------------------
  17     Mortgage-related securities (except for IOs    Both          None
         and POs).
----------------------------------------------------------------------------------------------------
  18     Mortgage related interest only (IOs) and       Both          None
         principal only (POs) securities.
----------------------------------------------------------------------------------------------------
  19     Use swaps, caps, floors and collars on         Both          None
         interest rates, currencies and indices as a
         risk management tool or to enhance return.
----------------------------------------------------------------------------------------------------
  20     Invest in foreign securities (including        A. 2          A. 10% of total assets in
         investments through European Depository                        securities of foreign
         Receipts ("EDRs") and International                            issuers except 25% of
         Depository Receipts ("IDRs")).                                 total assets may be
                                                                        invested in securities
                                                                        issued, assumed, or
                                                                        guaranteed by foreign
                                                                        governments or their
                                                                        political subdivisions or
                                                                        instrumentalities; assumed
                                                                        or guaranteed by domestic
                                                                        issuers; or issued,
                                                                        assumed, or guaranteed by
                                                                        foreign issuers with a
                                                                        class of securities listed
                                                                        on the New York Stock
                                                                        Exchange.*
                                                        B. 1          B. None
----------------------------------------------------------------------------------------------------
  21     Lend Portfolio securities.                     A. 1          A. 20% of total assets*
                                                        B. 2          B. 33 1/3% of total assets*
----------------------------------------------------------------------------------------------------
  22     Invest in securities that are illiquid.        Both          15% of total assets
----------------------------------------------------------------------------------------------------
  23     Invest in other investment companies, which    Both          10% of total assets except
         may involve payment of duplicate fees.                       as in B below (except that
                                                                      only 5% of total assets may
                                                                      be invested in a single
                                                                      investment company and no
                                                                      portfolio can purchase more
                                                                      than 3% of the total
                                                                      outstanding voting
                                                                      securities of any one
                                                                      investment company or,
                                                                      together with other
                                                                      investment companies having
                                                                      the same investment adviser,
                                                                      purchase more than 10% of
                                                                      the voting stock of any
                                                                      "closed-end" investment
                                                                      company).
----------------------------------------------------------------------------------------------------
  24     Invest in money market instruments issued by   Both          None
         a commercial bank or savings and loan
         associations (or its foreign branch or
         agency) notwithstanding that the bank or
         association has less than $1 billion in total
         assets, is not a member of the Federal
         Deposit Insurance Corporation, is not
         organized in the U.S., and/or is not
         operating in the U.S.
----------------------------------------------------------------------------------------------------
  25     Invest assets in securities issued by          Both          25% of total assets.* (The
         companies primarily engaged in any one                       Fund will disclose when more
         industry. Provided that: (a) utilities will                  than 25% of a Portfolio's
         be considered separate industries according                  total assets are invested in
         to type of service; (b) oil and oil related                  four oil related
         companies will be considered separate                        industries).
         industries according to type; and (c)
         savings, loan associations, and finance
         companies will be considered separate
         industries.
----------------------------------------------------------------------------------------------------
  26     Borrow in the form of short-term credits       Both          Together with item 27, up to
         necessary to clear Portfolio transactions;                   1/3 of the amount by which
         enter into reverse repurchase arrangements                   total assets exceed total
         with banks.                                                  liabilities (excluding the
                                                                      liabilities represented by
                                                                      such obligations).*

                                                                      Percentage limit per Portfolio
  Item   Investment practice                            Portfolios    on assets/1/
----------------------------------------------------------------------------------------------------
  27     Borrow money for extraordinary or emergency    A. Both       A. 5% of total assets*
         purposes (e.g.
         to honor redemption requests which might       B. Both       B. Together with item 26, up
         otherwise require the sale of securities at                    to 1/3 of the amount by
         an inopportune time).                                          which total assets exceed
                                                                        total liabilities
                                                                        (excluding the liabilities
                                                                        represented by such
                                                                        obligations).*
----------------------------------------------------------------------------------------------------
  28     Purchase securities on a "when-issued" basis.  Both          None
----------------------------------------------------------------------------------------------------
  29     Invest in real estate interests, including     Both          10% of total assets.* This
         real estate mortgage loans.                                  limit shall not restrict
                                                                      investments in exchange-
                                                                      traded real estate
                                                                      investment trusts and shares
                                                                      of other real estate
                                                                      companies.
----------------------------------------------------------------------------------------------------
  30     Purchase American Depository Receipts          A. 2          A. Together with the assets
         ("ADRs").                                                      referred to in Item 20 A
                                                                        above, 35% of total assets
                                                        B. 1          B. None
----------------------------------------------------------------------------------------------------
  31     Invest in debt securities.                     Both          None on investment grade
                                                                      securities but 5% in below
                                                                      investment grade securities.
----------------------------------------------------------------------------------------------------
  32     Invest in preferred stocks.                    Both          None
----------------------------------------------------------------------------------------------------
  33     Invest in common stocks.                       Both          None
----------------------------------------------------------------------------------------------------
  34     Invest in hybrid instruments.                  Both          None
----------------------------------------------------------------------------------------------------
  35     Enter into forward contracts on debt           Both          None
         securities.

-----------
/1/ At time of investment, unless otherwise noted.
* Policy may be changed only by shareholder vote.

Appendix C To Prospectus


Description Of Some Investments, Techniques, And Risks

Investment Styles

To varying extents, the portfolio managers may use the following techniques and investments in managing the Portfolios.

A value investing approach concentrates on securities that are undervalued in relation to a company's fundamental economic values. Securities may be undervalued for various reasons including special situations (i.e., where the portfolio manager believes that a company's securities will appreciate when the market recognizes a specific development at the company, such as a new product or process, a management change or a technological breakthrough). A growth investing approach emphasizes stocks of companies that are projected to grow at above-average rates based on the company's earnings growth potential.

Capitalization measures the size of a company, based on the aggregate market value of the company's outstanding stock. Different Portfolios may use different definitions with respect to whether a company is classified as a small-cap, mid-cap or large-cap company. Investments in companies that are less mature or are small or mid-cap may present greater opportunities for capital appreciation than investments in larger, more mature companies, but also present greater risks including:
 . greater price volatility because they are less broadly traded
 . less available public information
 . greater price volatility due to limited product lines, markets, financial resources, and management experience.

Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities may offer a higher rate of return than debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risk than other securities choices. Depending on their terms, however, preferred stock and convertible securities may have investment and risk characteristics more closely resembling those of debt securities than those of other equity securities.

Common stocks represent ownership in a company and participate in company profits through dividend payments or capital appreciation after other claims are satisfied. Common stock generally has the greatest potential for appreciation and depreciation of all corporate securities (other than warrants) since the share price reflects the company's earnings.

Preferred stocks represent an ownership interest in a company of a specified rank (after bonds and before common stocks) with respect to dividend payments and company assets. Preferred stock generally receives a dividend, but may also omit or be in danger of omitting a dividend payment, in which case it would be purchased for its capital appreciation potential.

Convertible securities generally are bonds or preferred stocks which can be exchanged, through warrants or otherwise, into a specified number of shares of the issuer's common stock. Convertible securities generally pay higher interest or dividends than common stock but lower interest or dividends than non-convertible securities.

Warrants are rights issued by the issuer of a security (usually common stock) to purchase that security at a specified price for a specified period of time. They do not represent an ownership interest in the issuing company, and their prices do not necessarily parallel the prices of the underlying security.

Mortgage-related securities represent a direct or indirect interest in a pool of mortgages such as FNMAs, FHLMCs, Collateralized Mortgage Obligations ("CMOs"), and related securities including GNMAs and mortgage-backed securities. They may be issued or guaranteed by U.S. government instrumentalities or other entities whose obligation is securitized by the underlying portfolio of mortgages or mortgage-backed securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities. Interest only securities ("IOs") are entitled to interest payments from a class of these securities and principal only securities ("POs") are entitled to principal payments from a class of these securities. POs are more volatile in response to changing interest rates than mortgage-related securities that provide for interest payments. IOs also are extremely volatile and generally experience a loss in value in the event prepayment rates are greater than anticipated, which occurs generally when interest rates fall, and an increase in value when interest rates rise.

Asset-backed securities represent a direct or indirect interest in a pool of receivables such as automobile, credit cards, equipment leases, or student loans. The issuers of the asset-backed securities are special purpose entities that do not have significant assets other than the receivables securitizing the securities. The collateral supporting these securities generally is of shorter maturity than mortgage-related securities, but exposes a Portfolio to similar risks associated with prepayment of the receivables prior to maturity.

Zero coupon securities credit interest at a specified rate but do not distribute cash payments for interest as it falls due. These securities fluctuate in value due to changes in interest rates more than comparable debt obligations that pay periodic interest.

Foreign Investments

Foreign securities include equity securities and debt securities of non-U.S. domiciled issuers. A few of the many varieties of foreign investments are described below.

EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, that evidence ownership of non-U.S. securities.

GDRs are securities convertible into equity securities of foreign issuers.

Forward Foreign Currency Exchange Contracts obligate a Portfolio to purchase or sell a specific currency on a specified date for a specified amount. They can be used to hedge the currency risk relating to securities traded in or exposed to a foreign currency. When used as a hedge, substitute or proxy currency can also be used instead of the currency in which the investment is actually denominated. This is known as proxy hedging. These contracts can also be used to generate income or adjust a Portfolio's exposure to various currencies.

Synthetic Non-U.S. Money Market positions are created through the simultaneous purchase of a U.S. dollar-denominated money market instrument and a forward foreign currency exchange contract to deliver U.S. dollars for a foreign currency. These are purchased instead of foreign currency denominated money market securities because they can provide greater liquidity.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:
 . adverse effects from changing political, social or economic conditions, diplomatic relations, taxation or investment regulations
 . limitations on repatriation of assets
 . expropriation
 . costs associated with currency conversions
 . less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC
 . differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices
 . lack of development or efficiency with respect to non-domestic securities markets and brokerage practices (including higher, non-negotiable brokerage costs)
 . less liquidity (including due to delays in transaction settlement)
 . more price volatility
 . smaller options and futures markets, causing lack of liquidity for these securities
 . higher custodial and settlement costs
 . change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Fund shares.

American Depository Receipts ("ADRs")

ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company which represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and are registered domestically. These factors eliminate certain risks associated with investing in foreign securities.

U.S. Dollar-Denominated Money Market Securities of Foreign Issuers

These securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g., Yankee securities). If the securities are registered domestically, certain risk factors of investing in foreign securities are eliminated. These securities may also be registered abroad and traded exclusively in foreign markets (e.g., Eurodollar securities).

Derivative Instruments

Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

Special skill is required in order to effectively use futures contracts. No Portfolio will use futures contracts or options thereon for leveraging purposes. Certain risks exist when a Portfolio uses futures contracts including the:

 . inability to close out or offset futures contract transactions at favorable prices
 . reduction of the Portfolio's income
 . reduction in the value of the subject of the futures contract or of the contract itself
 . imperfect correlation between the value of the futures contract and the value of the subject of the contract
 . prices moving contrary to the portfolio manager's expectation

Call options give the purchaser the right to buy and obligate the seller to sell an underlying security, currency, stock index (which is based on the weighted average of the securities in the index), or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells call options, including the inability to effect closing transactions at favorable prices or to participate in the appreciation of the subject of the call option above the exercise price. Purchasing call options exposes a Portfolio to the risk of losing the entire premium it has paid for the option.

Put options give the purchaser the right to sell and obligate the seller to purchase an underlying security, currency, stock index (which is based on the weighted average of the securities in the index) or futures contract at a specified "exercise" price during the option period. There are certain risks to a Portfolio that sells put options, including the inability to effect closing transactions at favorable prices and the obligation to purchase the subject of the put option at prices which may be greater than current market values or exchange rates. Purchasing put options exposes a Portfolio to the risk of losing the entire premium it has paid for the option if the option cannot be exercised profitably.

Covered options involve a Portfolio's (a) segregating liquid assets with its custodian that at all times at least equal the Portfolio's obligations under such options, (b) holding an appropriate offsetting option or other derivative instrument, or, (c) in the case of a call option sold by the Fund, owning the securities or other investments subject to the option.

Hybrid instruments combine elements of futures contracts or options with elements of debt, preferred equity, depository instruments, or other evidence of indebtedness. A portion of or all interest payments to the Portfolio and/or the principal or stated amount payable to the Portfolio at maturity, redemption, or retirement of the hybrid instrument are determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities or by another benchmark such as an index or interest rate.

Hybrid instruments can be an efficient means of exposing a Portfolio to a particular market in order to enhance total return. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of investing in these instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Hybrid securities typically do not trade on exchanges. Hybrid instruments are frequently (or may become) less liquid than other types of investments. They also expose the Portfolio to losses if the other party to the transaction fails to meet its obligations.

Portfolios use swaps, caps, floors and collars as risk management tools to protect against changes in interest rates or in security or currency values, or to gain exposure to certain markets in an economical way. Swap transactions involve an agreement where one party exchanges payments equal to a floating interest rate, currency exchange rate or variation in interest rates or currency indexes on a specified amount (the "notional amount"), and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period. Caps give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index exceeds a specified level during a specified period of time. Floors give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is less than a specified level during a specified period of time. Collars give the purchaser the right to receive payments from the seller to the extent a specified interest rate, currency exchange rate or index is outside an agreed upon range during a specified period of time.

A Portfolio will not use swaps, caps, floors or collars to leverage its exposure to changing interest rates, currency rates, or security values. Nor will a Portfolio sell interest rate caps, floors or collars unless it owns securities that will provide the interest that the Portfolio may be required to pay.

The use of swaps, caps and floors exposes the Portfolio to investment risks different than those associated with other security transactions including:
 . total loss of the Portfolio's investment in swaps and the sale of caps, floors and collars (a Portfolio's purchase of caps, floors and collars can result only in the loss of the purchase price)
 . investment performance of the Portfolio can be worse than if these techniques were not used if the assumptions used in entering into the transactions were incorrect
 . since these instruments generally do not trade on exchanges, a Portfolio may not be able to enter into offsetting positions, or may suffer other losses, if the other party to the transaction fails to meet its obligations
 . more market volatility than other types of investments

When-Issued Securities

Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Securities Lending

Securities lending involves lending some of a Portfolio's securities to brokers, dealers and financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a mutual fund that invests in such securities. Securities lending can increase current income for a Portfolio because the Portfolio continues to receive payments equal to the interest and dividends on loaned securities. Also, the investment experience of the cash collateral will inure to the Portfolio. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to some risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Metropolitan Series Fund, Inc.

                             ---------------------

                          Principal Office of the Fund
                                1 Madison Avenue
                            New York, New York 10010

                             ---------------------

                  Investment Manager and Principal Underwriter
                      Metropolitan Life Insurance Company
                                1 Madison Avenue
                            New York, New York 10010
                          (Principal Business Address)

                            Sub-Investment Managers
                       Putnam Investment Management, Inc.
                             One Post Office Square
                          Boston, Massachusetts 02109
                          (Principal Executive Office)

                         Custodian, Transfer Agent and
                             Dividend Paying Agent
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                          (Principal Business Address)

 No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Metropolitan Life, Cova Financial Services Life Insurance Company or Putnam. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

How to learn more:

We have incorporated the Statement of Additional Information ("SAI") into this Prospectus. That means the SAI is considered part of this Prospectus as though it were included in it. The SAI contains more information about the Fund. Also, the Fund's annual and semi-annual reports to shareholders (the "reports") contain more information including information on each Portfolio's investments and a discussion of the market conditions and investment strategies that affected each Portfolio's performance for the period covered by the report.

How to get copies:

To request a free copy of the SAI or the reports or to make any other inquiries, write or call:

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                             Phone: (800) 553-4459

You can also get information about the Fund (including the SAI) from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

                       Securities and Exchange Commission
                             Public Reference Room
                             Washington, D.C. 20549
                   Call 1-800-SEC-0330 (for information about
                        using the Public Reference Room)
                       Internet site: http://www.sec.gov

IC# 811-3618